[CHARTWELL INVESTMENT PARTNERS LOGO]

                                                                         ARTWORK

                                        CHARTWELL DIVIDEND AND INCOME FUND, INC.
                           SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MAY 31, 2002

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's [the "Fund"] primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying the portfolio with over 100 securities, which is subject to change. The Chartwell Dividend and Income Fund is a closed-end mutual fund which trades on the New York Stock Exchange under the symbol CWF.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS,

The following is the semi-annual report for the Chartwell Dividend & Income Fund (NYSE symbol: "CWF") for the six months ended May 31, 2002. The Fund returned 19.50% assuming reinvestment of dividends in additional shares. The net asset value ("NAV") return was 1.73%. The Fund ended the period at a premium to NAV of 26.9% versus beginning the period at an 8.1% premium to NAV. The Fund traded on the NYSE between a range of $10.35 and $12.15 during the six months ended May 31, 2002. However, this was followed by a very weak beginning to the Fund's second half results in June. This is due to both a poor stock market and the reduction in the Fund's monthly distribution.

                               SIX MONTHS RETURN
                         NOVEMBER 30, 2001-MAY 31, 2002

CWF................................................   +19.50%
CWF NAV............................................    +1.73%
S&P 500............................................    -5.68%
High Yield Bonds*..................................    +2.29%

---------------

* Merrill Lynch Cash Pay Index.

On June 4, 2002, Chartwell Dividend & Income Fund announced a reduced monthly distribution of $0.0833 per share of common stock, equal to $1.00 per share annually. This new level represents a reduction of $0.02 per share from the previously declared monthly distribution of $0.1033 per share, equal to $1.24 per share annually. Given current economic and market conditions, we believe the new monthly payout better aligns the Fund's distribution policy with its net asset value. As manager of the Fund, Chartwell Investment Partners is reducing the investment management fee from 0.95 percent to 0.85 percent, effective July 1, 2002. While we are disappointed by the weak markets and the necessity to reduce the monthly distribution, we believe that this difficult decision will better serve shareholders over the long term. While the markets continue to experience difficult times, we believe the U.S. economy is on a recovery track. We appreciate your continued confidence and look forward to serving you well into the future.

KEY EVENTS OVER THE PAST SIX MONTHS

The equity markets declined largely due to several major negative concerns. First, accounting usage and standards came under tremendous scrutiny as a number of high-profile companies have been accused of abusing accounting standards in order to make company results appear better than reality. This was often done with the blessing of their accountants. Enron Corp., WorldCom Inc. and other companies were analyzed and in some cases found to have distorted their financial results. Without being able to trust the numbers published in company

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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

filings, investors simply assumed the worst and not only abandoned stocks that appeared to have questionable earnings, but also pulled even more money out of all stocks.

            CHARTWELL DIVIDEND & INCOME FUND TOTAL RETURN VS S&P 500
                                  TOTAL RETURN
                     NOVEMBER 30, 2001 THROUGH MAY 31, 2002

                                  [LINE GRAPH]

Another driver of the weak market was the ongoing problems in technology and telecommunications companies. Results continue to disappoint, forcing investors to further reduce valuations within these groups. Because these stocks were so widely held, their negative performance has led to broad market weakness. Investors remain focused on companies such as Cisco Systems, Inc. and Intel Corporation. The outlook here remains cloudy.

Compared to the stock markets, the broad economy continues to signal better aggregate strength, although there has been little in the way of a grass-roots confirmation in the form of company earnings. GDP (Gross Domestic Product) in the first quarter of '02 grew a strong 5.8%, while inflation was a tame annualized 2.9%. Interest rates remained at a low level, as the 10-year U.S. Treasury bond yield rose from 4.75% to 5.05%. The one area of commodity strength was crude oil, which increased in price per barrel from $19 to $25.50. While growth in the second quarter will moderate, it appears that the recession was short lived and that an economic rebound is in place.

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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

CURRENT POSITIONING AND OUTLOOK

[FIXED INCOME PIE CHART]
                                  Within the portfolio, high yield bonds and Real Estate Investment Trust ("REITs") continued to perform well. Equities showed a slightly positive return despite the decline in the overall stock market. Utilities were down for the reported period. Among our best securities were Philip Morris Companies Inc. and Bank of America Corporation within equities, Hospitality Properties Trust within REITs and MDC Corporation Inc. and Atrium Companies, Inc. within high yield bonds.

The portfolio currently holds 48% in high yield bonds, 37% in diversified equities, 8% in utilities and 6% in REITs. At this point we are confident that our asset allocation offers a balanced opportunity to meet the needs of our investors for income while retaining some of the upside potential of equities.

Sincerely,

/s/ Bernard P. Schaffer

Bernard P. Schaffer
Portfolio Manager

/s/ Leslie M. Varrelman

Leslie M. Varrelman
Portfolio Manager

PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer
Portfolio Manager
Equities

Doster J. Esh
Portfolio Analyst
Equity and Convertible Securities

Leslie M. Varrelman
Portfolio Manager
Fixed Income

Christine F. Williams
Portfolio Manager
Fixed Income

Andrew S. Toburen
Portfolio Manager
Fixed Income

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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

FIXED INCOME

[FIXED INCOME PIE CHART]                                 [PERFORMANCE BAR CHART]

High yield corporate bonds provided a positive total return during the six months ended May 31, 2002, with the Merrill Lynch High Yield Cash Pay Index returning 2.29%. The high yield portion of your Fund outperformed the index, returning 4.13% for the same period.

                      HIGH YIELD INDEX SPREAD TO TREASURY
                       (SOURCE: MERRILL LYNCH, BLOOMBERG)

                         [HIGH YIELD INDEX LINE CHART]

The Merrill Lynch High Yield Cash Pay Index's interest rate spread over Treasuries declined nearly 100 basis points, from 742 basis points on November 30, 2001 to 643 basis points on May 31, 2002. Some of the spread tightening was due to a 30 basis point increase in the 10-year Treasury yield from 4.75% to 5.05%. Most of the recent spread tightening was due to defaulted issues (with extremely high yields) exiting the index. Spreads are wide by historical standards.

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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

                            HIGH YIELD DEFAULT RATES
           (Latest 12 months ended 5/31/02, source: CS First Boston)

                          [HIGH YIELD INDEX BAR CHART]

Defaults have remained stubbornly high recently, with the trailing-twelve-month default rate at 10.8%, according to CS First Boston.

                         HIGH YIELD SECTOR PERFORMANCE
                   (11/30/01-5/31/02, source: Merrill Lynch)

                          [HIGH YIELD INDEX BAR CHART]

Generally speaking, higher quality issuers outperformed lower quality issuers. High profile accounting improprieties and the continued threat of terrorism left investors little choice but to remain conservative. There was a wide dispersion of returns among high yield sectors. Most sectors outperformed the index, though telecommunications, cable TV, and utilities underperformed by a wide margin. Your Fund held winning investments in Seagate Technology International, MMI Products, Inc. and Atrium Companies, Inc., though we were off the mark with positions in Allegiance Telecom, Inc., Leap Wireless International, Inc. and AES Corporation.

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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

OUTLOOK

We are cautiously optimistic about the outlook for high yield bonds. We believe that default rates have peaked, or are near a peak, and should begin to decline, provided the economy continues to recover. We are intensely focused on an issuer's ability to generate consistent cash flow, particularly free cash flow after debt service and capital expenditures. We aim to position the high yield portion of your Fund conservatively with the objective of capturing high yield's excess income while minimizing principal losses. As always, rigorous fundamental credit research will be our roadmap to uncover superior investments in high yield.

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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

EQUITY

[EQUITY RETURNS PIE CHART]                            [EQUITY RETURNS BAR CHART]

The equity portion of the Fund returned 1.02% (including convertible preferred stock and option overwriting gains). This compares to the S&P 500 (-5.68%) and the Dow Jones Industrial Average (+0.75%).

One area that provided consistently good returns within the equities was regional banks. Bank of America Corporation ("BAC") was a top performer, up 26% during the period. As one of the premier consumer banking franchises in the southern and western United States, BAC benefited from strong mortgage lending results and robust deposit growth. In addition, the bank has exited many large corporate lending commitments that are currently causing their competition problems. Contrasting this, Comerica Incorporated ("Comerica") performed well off of a low starting base after investors punished the stock too much for its exposure to middle-American industry. While large lenders are facing credit difficulties, mid-sized, specialized corporate lenders like Comerica continue to run solid businesses. The Fund was fortunate enough to purchase the stock at approximately $50 and sell it near $63.

                          [BANK OF AMERICA LINE CHART]

Also performing well within financials was Capital One Financial Corporation. Part of the strategy of this top-five credit card issuer is to conduct over 100,000 marketing "tests" per year in order to determine what different consumers respond to when choosing and using a credit card. The company has been able to

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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

grow far faster and be more profitable than the credit card market as a whole by scientifically focusing on "what's in your wallet."

                            [CAPITAL ONE LINE CHART]

Philip Morris Companies ("MO") has taken a different track, depending on its consistent franchises to trade as high as $57 during the past six months. Overseas markets continue to provide growth opportunities. In addition, U.S. consumers continue to enjoy MO's food brands such as Oscar Meyer, Cool-Aid and Jell-O.

                           [PHILIP MORRIS LINE CHART]

Finally, GlobalSantaFe Corporation depends less on brands and more on engineering expertise to help the worlds largest energy producers find and produce oil and gas. They operate large land- and water-based drilling rigs that draw crude oil and natural gas out of reserve basins deep below the earth's surface. While demand for their service in the Gulf of Mexico has been lukewarm lately, internal usage has been strong, helping drive the performance of these shares.

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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

                          [GLOBAL SANTA FE LINE CHART]

Other stocks obviously faired less well and must be addressed. First worth mentioning is Halliburton Company ("HAL"). While a worldwide leader in oil services (similar to GlobalSantaFe Corporation), HAL suffered from acute exposure to asbestos litigation, which has recently come to prominence again. Given the unknown potential liability that is associated with asbestos, it is often an unpredictable variable. Currently the company may be on the verge of a settlement with the major plaintiffs' attorneys representing individuals actually sick from asbestos exposure. If this settlement occurs, which it may not, investors will likely return focus to HAL's improving fundamental business characteristics.

                            [HALLIBURTON LINE CHART]

While being the bluest of blue chips, General Electric Company's ("GE") stock has performed poorly since Jack Welch gave up the helm. GE has suffered from concern about the future of its turbine business, which sells to power generators. It also has seen weakness in GE capital, a major player in large corporate lending. We view the company as solid, with NBC, appliances and plastics continuing to perform well. We expect the stock to react well to any improvement in the economy.

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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

                         [GENERAL ELECTRIC LINE CHART]

Finally, the Fund held a number of major pharmaceutical stocks, including Merck and Co., Inc. and Wyeth (formerly American Home Products). Many worries plague these stocks, including major drugs coming off patent, a dearth of new pipeline drugs to replace former blockbusters, and regulatory pressure from states to implement drug price controls. However, their cash flows and returns remain robust and well above market averages. Despite this, they trade at below-market price-to-earnings ratios. In addition, innovation has always been the savior of this industry and likely will again as they use newly discovered techniques and technologies to create more effective drugs.

                          [MERCK & COMPANY LINE CHART]

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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

UTILITIES

[UTILITY RESULTS PIE CHART]                          [UTILITY RETURNS BAR CHART]

Utilities had a poor period of performance. The main weakness in utilities came from owning stocks that participated in energy marketing and trading and used acquisitions to boost growth. We underestimated the degree to which competition would hurt business and to what degree investors would punish companies for not meeting expectations. Stocks such as El Paso Corporation (Natural Gas) were down significantly for the last six months and hurt the Fund's performance. That said, many utilities are now trading below break-up valuations, meaning an acquirer could buy the entire company and sell off the pieces to make a profit. It is unlikely that valuations will remain at such low levels, especially as the stronger companies right themselves and improve their balance sheets.

There were certainly some bright spots in the utility portfolio. Exelon Corporation, the power company serving much of Illinois and Pennsylvania, did very well, coming off low valuations and benefiting from better uptime at their power plants. KeySpan Corporation also did quite well, serving the Long Island and New York City areas. Hurting the Fund was Williams Companies, Inc. which was hurt by poor trading operations and a poorly operating telecommunications subsidiary. El Paso Energy also underperformed as they were forced to write down the value of trading assets. They have begun to sell assets and raise equity to improve the stability of their balance sheet.

Going forward, we think that the healing process has begun. In the utility sector, many struggling companies have been able to raise equity to reduce debt. Natural gas prices are relatively stable. Deals to sell excess assets have been inked and there appears to be further demand and financial resources available for further purchases. While we do not expect an immediate snap-back in the prices of natural gas stocks, we do believe the valuations justify holding them at this time.

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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

REAL ESTATE INVESTMENT TRUSTS

[REAL ESTATE TRUSTS PIE CHART]                         [REITs RETURNS BAR CHART]

Shares of Real Estate Investment Trusts ("REITs") provided positive returns in a challenging investing environment. Fueled by strong cash flows, high dividend yields and low price-to-funds from operation ratios, these stocks appear attractive to many investors. In past years, some institutional and mutual fund managers have avoided REITs because of their concentration on real estate and unique corporate structures. Now it appears that many fund managers and individual investors are more open to REITs, which we expect to continue. However, the majority of REITs now trade at or near the value of the real estate they own. It is unlikely that they will appreciate much beyond current levels. Therefore we have attempted to focus on those trading at reasonable valuations relative to their underlying assets and with stable cash flows to fund dividends.

Among our best REITs were Duke-Weeks Realty Corporation, Prologis Trust, Reckson Associates Realty Corporation and Healthcare Realty Trust, Inc. The only REIT in the portfolio to lose money during the period was Boston Properties Inc. a large office/industrial/hotel property developer.

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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

UTILIZATION OF LEVERAGE

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of May 31, 2002, the Fund had $60 million in leverage outstanding in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate and stock market environments. To leverage, the Fund issues Commercial Paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to Commercial Paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Commercial Paper does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SCHEDULE OF INVESTMENTS (unaudited)
                                                                       MARKET
                                                    NUMBER OF          VALUE
                                                      SHARES          (NOTE 1)
COMMON STOCK-- 69.0%                             ----------------   ------------
BANKING--6.3%
Bank of America Corporation....................         33,000      $  2,501,730
Citigroup Inc. ................................         55,336         2,389,408
J.P. Morgan Chase & Co. .......................         30,000         1,078,500
KeyCorp........................................        100,000         2,730,000
PNC Financial Services Group, Inc. ............         12,000           675,000
                                                                    ------------
                                                                       9,374,638
                                                                    ------------
BASIC MATERIALS--2.1%
Alcoa Inc. ....................................         53,000         1,853,940
International Paper Company....................         30,000         1,293,000
                                                                    ------------
                                                                       3,146,940
                                                                    ------------
CAPITAL GOODS--4.6%
Cooper Industries, Ltd. .......................         46,575         2,019,958
General Electric Company.......................         65,000         2,024,100
Pitney Bowes Inc. .............................         70,000         2,866,500
                                                                    ------------
                                                                       6,910,558
                                                                    ------------
CONSUMER DISCRETIONARY--2.2%
Ford Motor Company.............................         96,600         1,704,990
Stanley Works..................................         35,995         1,532,667
                                                                    ------------
                                                                       3,237,657
                                                                    ------------
CONSUMER NON-DURABLE--2.3%
Philip Morris Companies Inc. ..................         60,700         3,475,075
                                                                    ------------
CONSUMER STAPLES--1.9%
General Mills, Inc. ...........................         11,000           500,500
Loews Corp--Carolina Group.....................         74,430         2,400,368
                                                                    ------------
                                                                       2,900,868
                                                                    ------------
ENERGY--7.6%
Baker Hughes Incorporated......................         20,000           733,000
Conoco Inc. ...................................         40,000         1,075,200
El Paso Corporation............................         60,000         1,539,000
Exxon Mobil Corporation........................         38,000         1,517,340
Halliburton Company............................         45,000           834,750
KeySpan Corporation............................         60,000         2,271,600

                See Accompanying Notes to Financial Statements.
                                       16
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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SCHEDULE OF INVESTMENTS (unaudited) (continued)
                                                                       MARKET
                                                    NUMBER OF          VALUE
                                                      SHARES          (NOTE 1)
COMMON STOCK (continued)                         ----------------   ------------
ENERGY (concluded)
Marathon Oil Corporation.......................         82,800      $  2,270,376
Williams Companies, Inc. ......................         71,900         1,020,980
                                                                    ------------
                                                                      11,262,246
                                                                    ------------
FINANCIAL SERVICES--9.6%
ACE Limited....................................         61,600         2,131,976
Capital One Financial Corporation..............         50,000         3,122,000
Fannie Mae.....................................         30,300         2,424,303
Hartford Financial Services Group, Inc. .......         18,500         1,221,000
Household International, Inc. .................         34,640         1,771,836
Merrill Lynch & Co., Inc. .....................         30,000         1,221,300
Morgan Stanley Dean Witter & Co. ..............         23,090         1,049,671
Travelers Property Casualty Corp. .............         75,260         1,320,813
                                                                    ------------
                                                                      14,262,899
                                                                    ------------
HEALTHCARE--6.8%
Abbott Laboratories............................         46,000         2,185,000
Bristol-Myers Squibb Company...................         20,000           622,400
C.R. Bard, Inc. ...............................         20,000         1,102,000
Merck & Co., Inc. .............................         25,000         1,427,500
Pharmacia Corporation..........................         60,000         2,591,400
Wyeth..........................................         40,000         2,220,000
                                                                    ------------
                                                                      10,148,300
                                                                    ------------
REAL ESTATE*--8.3%
BRE Properties, Inc. ..........................         40,000         1,286,000
Duke-Weeks Realty Corporation..................        108,820         2,944,669
Healthcare Realty Trust, Inc. .................         62,587         1,883,869
ProLogis Trust.................................        126,400         3,027,280
Reckson Associates Realty Corporation..........         80,000         2,012,000
SL Green Realty Corp. .........................         35,000         1,253,000
                                                                    ------------
                                                                      12,406,818
                                                                    ------------
TECHNOLOGY--3.0%
Electronic Data Systems Corporation............         30,000         1,584,600
Flextronics International Ltd.(a)..............         80,000         1,058,400
International Business Machines Corporation....         12,000           965,400
LSI Logic Corporation(a).......................         80,000           912,000
                                                                    ------------
                                                                       4,520,400
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       17
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                                   CHARTWELL
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     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SCHEDULE OF INVESTMENTS (unaudited) (continued)
                                                                       MARKET
                                                    NUMBER OF          VALUE
                                                      SHARES          (NOTE 1)
COMMON STOCK (concluded)                         ----------------   ------------
TELECOMMUNICATIONS--3.6%
AT&T Corp. ....................................         51,845      $    620,585
SBC Communications Inc. .......................         63,860         2,189,759
Verizon Communications Inc. ...................         61,000         2,623,000
                                                                    ------------
                                                                       5,433,344
                                                                    ------------
UTILITIES--10.7%
Allegheny Energy, Inc. ........................         55,000         1,976,150
AmeriGas Partners, L.P. .......................         50,200         1,127,994
Cinergy Corp. .................................         40,000         1,458,000
Duke Energy Corporation........................         41,000         1,312,410
Exelon Corporation.............................         54,755         2,928,845
Heritage Propane Partners L.P. ................         35,900           958,530
Kinder Morgan Energy Partners L.P. ............         50,000         1,701,000
Northern Border Partners, L.P. ................         26,600         1,037,400
Reliant Energy Incorporated....................         79,000         1,343,790
TEPPCO Partners, L.P. .........................         34,800         1,069,752
TXU Corp. .....................................         20,000         1,026,600
                                                                    ------------
                                                                      15,940,471
                                                                    ------------
TOTAL COMMON STOCK (COST $105,488,718).........                      103,020,214
                                                                    ------------
CONVERTIBLE PREFERRED STOCK--0.5%
ENERGY--0.5%
Williams Companies, Inc. "PACS" 9.000%(b)......         40,000           720,000
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST
  $1,000,000)..................................                          720,000
                                                                    ------------
NON-CONVERTIBLE PREFERRED STOCK--0.5%
ENERGY--0.3%
TransCanada Pipelines Limited..................         14,905           383,357
                                                                    ------------
HEALTHCARE--0.2%
Rhone-Poulenc Overseas.........................         10,620           274,208
                                                                    ------------
TOTAL NON-CONVERTIBLE PREFERRED STOCK (COST
  $657,218)....................................                          657,565
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       18
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SCHEDULE OF INVESTMENTS (unaudited) (continued)
                                                                       MARKET
                                                    PRINCIPAL          VALUE
                                                      AMOUNT          (NOTE 1)
         NON-CONVERTIBLE BONDS--67.2%            ----------------   ------------
AEROSPACE & DEFENSE--1.0%
Sequa Corporation 9.000%, 8/01/09..............     $1,500,000      $  1,522,500
                                                                    ------------
AUTOMOBILE--2.9%
AutoNation, Inc. 9.000%, 8/01/08...............      1,800,000         1,899,000
Collins & Aikman Products Co. 10.750%,
  12/31/11+....................................      1,325,000         1,392,906
Sonic Automotive, Inc. 11.000%, 8/01/08........      1,000,000         1,070,000
                                                                    ------------
                                                                       4,361,906
                                                                    ------------
BANKING--1.0%
Western Financial Bank 9.625%, 5/15/12.........      1,400,000         1,421,000
                                                                    ------------
BASIC MATERIALS--4.0%
Avecia Group plc 11.000%, 7/01/09..............      1,950,000         1,974,375
Foamex L.P. 10.750%, 4/01/09+..................        950,000         1,002,250
ICO, Inc. 10.375%, 6/01/07.....................        500,000           387,500
Resolution Performance 13.500%, 11/15/10.......      1,500,000         1,695,000
U.S. Can Corporation 12.375%, 10/01/10.........      1,000,000           877,500
                                                                    ------------
                                                                       5,936,625
                                                                    ------------
BUILDING, PRODUCTS & SERVICES--7.1%
Atrium Companies, Inc. 10.500%, 5/01/09........      1,500,000         1,522,500
Dayton Superior Corporation 13.000%, 6/15/09...      1,500,000         1,522,500
Integrated Electrical Services, Inc. 9.375%,
  2/01/09......................................      1,500,000         1,462,500
Interface, Inc. 10.375%, 2/01/10+..............      1,775,000         1,928,094
KB Home 9.500%, 2/15/11........................      1,450,000         1,533,375
MMI Products, Inc. 11.250%, 4/15/07............      1,000,000         1,025,000
Schuler Homes, Inc. 9.375%, 7/15/09............      1,500,000         1,575,000
                                                                    ------------
                                                                      10,568,969
                                                                    ------------
CABLE, MEDIA & PUBLISHING--3.6%
Alliance Atlantis Communications Corporation
  13.000%, 12/15/09............................      1,750,000         1,968,750
Charter Communications Holdings, LLC 10.750%,
  10/01/09.....................................      2,000,000         1,860,000
Echostar Broadband Corp. 10.375%, 10/01/07.....      1,500,000         1,578,750
                                                                    ------------
                                                                       5,407,500
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       19
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SCHEDULE OF INVESTMENTS (unaudited) (continued)
                                                                       MARKET
                                                    PRINCIPAL          VALUE
                                                      AMOUNT          (NOTE 1)
       NON-CONVERTIBLE BONDS (continued)         ----------------   ------------
CONSUMER--0.2%
American Achievement Corporation 11.625%,
  1/01/07......................................     $  250,000      $    262,500
                                                                    ------------
CONTAINERS, PACKAGING & GLASS--1.6%
Huntsman Packaging Corporation 13.000%,
  6/01/10......................................      1,250,000         1,312,500
Tekni-Plex, Inc. 12.750%, 6/15/10..............      1,000,000         1,055,000
                                                                    ------------
                                                                       2,367,500
                                                                    ------------
ENERGY--5.5%
Bluewater Finance Limited 10.250%, 2/15/12+....      1,350,000         1,390,500
Frontier Oil Corporation 11.750%, 11/15/09.....      2,000,000         2,140,000
Lone Star Technologies, Inc. 9.000%, 6/01/11...      1,000,000           945,000
Magnum Hunter Resources, Inc. 9.600%,
  3/15/12+.....................................      1,450,000         1,529,750
Parker Drilling Company 9.750%, 11/15/06.......      1,350,000         1,400,625
Tri-Union Development Corporation 12.500%,
  6/01/06......................................      1,000,000           857,500
                                                                    ------------
                                                                       8,263,375
                                                                    ------------
FARMING & AGRICULTURE--1.0%
Premium Standard Farms, Inc. 9.250%, 6/15/11...      1,500,000         1,494,375
                                                                    ------------
FINANCIAL SERVICES--1.3%
CB Richard Ellis Services, Inc. 11.250%,
  6/15/11......................................      1,000,000           925,000
iStar Financial Inc. 8.750%, 8/15/08...........        900,000           937,597
                                                                    ------------
                                                                       1,862,597
                                                                    ------------
FOOD, BEVERAGE & TOBACCO--2.5%
Fleming Companies, Inc. 9.875%, 5/01/12+.......      1,750,000         1,785,000
Land O' Lakes Inc. 8.750%, 11/15/11+...........      2,000,000         1,950,000
                                                                    ------------
                                                                       3,735,000
                                                                    ------------
GAMING--2.9%
Penn National Gaming, Inc. 8.875%, 3/15/10.....      2,000,000         1,992,500
Resorts International Hotel and Casino Inc.
  11.500%, 3/15/09+............................      2,450,000         2,330,563
                                                                    ------------
                                                                       4,323,063
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       20
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SCHEDULE OF INVESTMENTS (unaudited) (continued)
                                                                       MARKET
                                                    PRINCIPAL          VALUE
                                                      AMOUNT          (NOTE 1)
       NON-CONVERTIBLE BONDS (continued)         ----------------   ------------
HEALTHCARE--3.2%
PacifiCare Health Systems, Inc. 10.750%,
  6/01/09+.....................................     $1,800,000      $  1,867,500
Res-Care, Inc. 10.625%, 11/15/08...............      1,450,000         1,372,063
United Surgical Partners International, Inc.
  10.000%, 12/15/11............................      1,450,000         1,508,000
                                                                    ------------
                                                                       4,747,563
                                                                    ------------
HOTELS--1.0%
Extended Stay America, Inc. 9.150%, 3/15/08....      1,500,000         1,518,750
                                                                    ------------
INDUSTRIALS--7.9%
Actuant Corporation 13.000%, 5/01/09...........      1,300,000         1,488,500
Better Minerals & Aggregates Company 13.000%,
  9/15/09......................................      1,000,000         1,025,000
Euramax International plc 11.250%, 10/01/06....      2,000,000         2,005,000
International Wire Group, Inc. 11.750%,
  6/01/05......................................      1,500,000         1,357,500
Juno Lighting, Inc. 11.875%, 7/01/09...........      1,500,000         1,575,000
Knowles Electronics, Inc. 13.125%, 10/15/09....      1,500,000         1,237,500
MDC Corporation Inc. 10.500%, 12/01/06.........      1,000,000           895,000
United Rentals (North America), Inc. 10.750%,
  4/15/08......................................      2,000,000         2,215,000
                                                                    ------------
                                                                      11,798,500
                                                                    ------------
LEISURE--1.0%
Royal Caribbean Cruises Ltd. 8.750%, 2/02/11...      1,500,000         1,487,662
                                                                    ------------
PRINTING & PUBLISHING--0.9%
Mail-Well Inc. 9.625%, 3/15/12+................      1,300,000         1,319,500
                                                                    ------------
REAL ESTATE--2.7%
Crescent Real Estate Equities Limited
  Partnership 9.250%, 4/15/09+.................      1,300,000         1,350,138
Intrawest Corporation 9.750%, 8/15/08..........      1,000,000         1,055,000
LNR Property Corporation 10.500%, 1/15/09......      1,500,000         1,590,000
                                                                    ------------
                                                                       3,995,138
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       21
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SCHEDULE OF INVESTMENTS (unaudited) (continued)
                                                                       MARKET
                                                    PRINCIPAL          VALUE
                                                      AMOUNT          (NOTE 1)
       NON-CONVERTIBLE BONDS (concluded)         ----------------   ------------
RETAIL--3.5%
Mothers Work Inc. 12.625%, 8/01/05.............     $2,000,000      $  2,027,500
Rent-A-Center, Inc. 11.000%, 8/15/08...........      1,500,000         1,612,500
Saks Incorporated 9.875%, 10/01/11.............      1,500,000         1,612,500
                                                                    ------------
                                                                       5,252,500
                                                                    ------------
TECHNOLOGY--2.1%
ASAT (Finance) LLC 12.500%, 11/01/06...........        487,500           411,937
ON Semiconductor Corporation 12.000%,
  5/15/08+.....................................      1,450,000         1,406,500
Solectron Corporation 9.625%, 2/15/09..........      1,350,000         1,380,375
                                                                    ------------
                                                                       3,198,812
                                                                    ------------
TELECOMMUNICATIONS--3.9%
Crown Castle International Corp. 9.375%,
  8/01/11......................................      1,500,000         1,215,000
Leap Wireless International, Inc. 12.500%,
  4/15/10......................................      1,500,000           517,500
Madison River Capital 13.250%, 3/01/10.........      2,500,000         2,012,500
Nextel Communications, Inc. 9.375%, 11/15/09...      2,000,000         1,305,000
PAC-West Telecomm, Inc. 13.500%, 2/01/09.......      2,000,000           790,000
                                                                    ------------
                                                                       5,840,000
                                                                    ------------
TRANSPORTATION & SHIPPING--3.5%
Atlas Air, Inc. 10.750%, 8/01/05...............        850,000           573,750
Kansas City Southern Railway Company 9.500%,
  10/01/08.....................................      1,500,000         1,629,375
North American Van Lines, Inc. 13.375%,
  12/01/09+....................................      1,500,000         1,599,375
Pacer International, Inc. 11.750%, 6/01/07.....      1,450,000         1,457,250
                                                                    ------------
                                                                       5,259,750
                                                                    ------------
UTILITIES--2.9%
AES Corporation 10.250%, 7/15/06...............      2,500,000         1,612,500
Calpine Corporation 8.750%, 7/15/07............      1,500,000         1,246,448
PSEG Energy Holdings, Inc. 8.625%, 2/15/08.....      1,500,000         1,511,557
                                                                    ------------
                                                                       4,370,505
                                                                    ------------
TOTAL NON-CONVERTIBLE BONDS (COST
  $101,575,916)................................                      100,315,590
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       22
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SCHEDULE OF INVESTMENTS (unaudited) (continued)
                                                    NUMBER OF          MARKET
                                                     SHARES/           VALUE
                                                    CONTRACTS         (NOTE 1)
                                                 ----------------   ------------
WARRANTS--0.0%
Dayton Superior Corporation(a)(c)+.............          1,500      $     15,000
Leap Wireless International, Inc.(a)(d)+.......          2,000             1,250
NTELOS Inc.(a)(e)..............................          1,000             4,125
Pliant Corporation(a)(f)+......................          1,500            15,375
                                                                    ------------
TOTAL WARRANTS (COST $664,729).................                           35,750
                                                                    ------------
TOTAL INVESTMENTS--137.2%
  (COST $209,386,581)..........................                      204,749,119
                                                                    ------------
COVERED CALL OPTIONS WRITTEN--(0.5)%
Alcoa Inc. Jul. 40 Call........................           (400)           (8,000)
Baker Hughes Incorporated Jul. 37.5 Call.......           (200)          (32,500)
Bank of America Corporation Jul. 80 Call.......           (130)          (10,400)
Bank of America Corporation Aug. 75 Call.......           (200)          (72,000)
Capital One Financial Corporation Jun. 55
  Call.........................................           (400)         (312,000)
Conoco Inc. Jul. 30 Call.......................           (200)           (3,000)
Cooper Industries, Ltd. Jul. 45 Call...........           (100)          (14,000)
Cooper Industries, Ltd. Jul. 50 Call...........           (250)           (5,000)
C.R. Bard, Inc. Jul. 60 Call...................           (150)           (6,000)
Fannie Mae Dec. 90 Call........................           (300)          (40,500)
Household International, Inc. Jun. 55 Call.....           (300)          (18,000)
J.P. Morgan Chase & Co. Sept. 37.5 Call........           (300)          (61,500)
KeyCorp Jun. 30 Call...........................           (300)           (3,000)
Marathon Oil Corporation Jul. 30 Call..........           (100)           (2,000)
Merrill Lynch & Co., Inc. Jun. 45 Call.........           (300)          (15,000)
Morgan Stanley Dean Witter & Co. Jul. 60
  Call.........................................           (130)           (1,300)
Philip Morris Companies Inc. Jun. 55 Call......           (100)          (26,500)
Philip Morris Companies Inc. Sept. 60 Call.....           (200)          (24,000)
Pitney Bowes Inc. Jul. 45 Call.................           (200)           (2,000)
Pitney Bowes Inc. Oct. 45 Call.................           (300)          (24,000)
SBC Communications Inc. Oct. 40 Call...........           (600)          (36,000)

                See Accompanying Notes to Financial Statements.
                                       23
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SCHEDULE OF INVESTMENTS (unaudited) (concluded)
                                                                       MARKET
                                                      NUMBER           VALUE
                                                   OF CONTRACTS       (NOTE 1)
                                                 ----------------   ------------
COVERED CALL OPTIONS WRITTEN (concluded)
Verizon Communications Inc. Jul. 50 Call.......           (610)     $    (12,200)
Williams Companies, Inc. Aug. 25 Call..........           (500)           (5,000)
                                                                    ------------
TOTAL OPTIONS (PREMIUM RECEIVED $949,204)......                         (733,900)
                                                                    ------------
OTHER LIABILITIES IN EXCESS OF OTHER
  ASSETS--(36.7)%..............................                      (54,786,462)
                                                                    ------------
NET ASSETS--100.0%.............................                     $149,228,757
                                                                    ============

---------------
PACS--Price Appreciation Cap Securities.
*  Real Estate Investment Trust.
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2002, these securities amounted to $20,883,701 or 14.0% of net assets.
(a) Non-income producing.
(b) Convertible into common stock of Williams Companies, Inc.
(c) Each warrant entitles the holder to purchase 0.69 non-public shares at an exercise price of $0.01 per share. The warrants are exercisable until 6/15/09.
(d) Each warrant entitles the holder to purchase 5.146 shares of common stock at an exercise price of $96.80 per share. The warrants are exercisable until 4/15/10.
(e) Each warrant entitles the holder to purchase 1.8 shares common stock at an exercise price of $47.58 per share. The warrants are exercisable until 8/15/10.
(f) Each warrant entitles the holder to purchase 1.0 shares of common stock at an exercise price of $0.01 per share. The warrants are exercisable until 6/01/10.

                See Accompanying Notes to Financial Statements.
                                       24
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 31, 2002 (unaudited)

ASSETS:
Investments, at value (cost $209,386,581) (Note 1)..........  $204,749,119
Cash........................................................     1,049,638
Interest receivable.........................................     2,949,687
Receivable for securities sold..............................     2,091,327
Dividends receivable........................................       276,334
Prepaid expenses and other assets...........................        50,225
                                                              ------------
    Total assets............................................   211,166,330
                                                              ------------
LIABILITIES:
Commercial paper (Note 4)...................................    59,767,100
Payable for securities purchased............................       896,463
Options written, at value (premiums received--$949,204)
  (Note 1)..................................................       733,900
Dividends to shareholders...................................       252,808
Payable for investment management fees (Note 2).............       167,495
Payable for administration fees (Note 2)....................        26,447
Accrued expenses and other liabilities......................        93,360
                                                              ------------
    Total liabilities.......................................    61,937,573
                                                              ------------
NET ASSETS..................................................  $149,228,757
                                                              ============
NET ASSETS CONSIST OF:
  Common Stock, $0.01 par value (authorized 100,000,000
    shares).................................................  $    159,242
  Additional paid-in capital................................   214,584,574
  Distributions in excess of net investment income (Note
    1)......................................................    (4,912,393)
  Accumulated net realized losses on investments and options
    (Note 1)................................................   (56,180,508)
  Net unrealized depreciation on investments and options
    (Note 1)................................................    (4,422,158)
                                                              ------------
NET ASSETS..................................................  $149,228,757
                                                              ============
NET ASSET VALUE PER SHARE:
  $149,228,757 / 15,924,214 shares of Common Stock issued
    and outstanding.........................................  $       9.37
                                                              ============

                See Accompanying Notes to Financial Statements.
                                       25
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
MAY 31, 2002 (unaudited)

INVESTMENT INCOME: (NOTE 1)
Interest....................................................  $ 5,586,751
Dividends...................................................    1,623,673
                                                              -----------
    Total investment income.................................    7,210,424
                                                              -----------
EXPENSES:
Investment management fees (Note 2).........................    1,009,125
Administration fees (Note 2)................................      159,335
Commercial paper fees.......................................      102,574
Professional fees...........................................       63,549
Printing and shareholder reports............................       62,908
Custodian fees..............................................       21,189
Registration fees...........................................       18,077
Transfer agent fees.........................................       15,437
Directors' fees and expenses................................        8,122
Pricing fees................................................        3,479
Other operating expenses....................................       16,794
                                                              -----------
  Total operating expenses..................................    1,480,589
Interest expense............................................      613,792
                                                              -----------
    Total expenses..........................................    2,094,381
                                                              -----------
    NET INVESTMENT INCOME...................................    5,116,043
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)
Net realized loss on investments............................   (9,644,274)
Net realized gain on call options written...................    1,435,385
                                                              -----------
                                                               (8,208,889)
Change in net unrealized depreciation on investments and
  options...................................................    6,682,592
                                                              -----------
Net realized and unrealized loss on investments and
  options...................................................   (1,526,297)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 3,589,746
                                                              ===========

                See Accompanying Notes to Financial Statements.
                                       26
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED
MAY 31, 2002 (unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating activities:
  Interest and dividends received...........................  $   7,561,081
  Operating expenses paid...................................     (1,562,541)
  Interest paid.............................................       (741,575)
  Purchase of long-term portfolio investments...............   (118,078,165)
  Proceeds from sale of long-term portfolio investments.....    111,916,428
  Net premiums received from written options transactions...      2,411,156
                                                              -------------
    Net cash provided from operating activities.............      1,506,384
                                                              -------------
Cash flows used for financing activities:
  Net cash used for commercial paper issuance...............        (28,500)
  Cash dividends paid to shareholders.......................     (8,246,761)
                                                              -------------
    Net cash used for financing activities..................     (8,275,261)
                                                              -------------
Net decrease in cash........................................     (6,768,877)
  Cash at beginning of period...............................      7,818,515
                                                              -------------
  Cash at end of period.....................................  $   1,049,638
                                                              =============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations........  $   3,589,746
                                                              -------------
  Decrease in investments...................................      3,394,050
  Net realized loss on investments transactions.............      8,208,889
  Net change in unrealized depreciation on investments and
    options.................................................     (6,682,592)
  Increase in receivable for securities sold................     (1,081,327)
  Decrease in interest and dividend receivable..............        217,104
  Decrease in commercial paper discount.....................       (127,783)
  Increase in other assets..................................         (7,418)
  Decrease in payable for securities purchased..............     (5,929,751)
  Decrease in accrued expenses and other liabilities........        (74,534)
                                                              -------------
    Total adjustments.......................................     (2,083,362)
                                                              -------------
Net cash provided for operating activities..................  $   1,506,384
                                                              =============
SUPPLEMENTAL CASH FLOW INFORMATION
  Cash paid during the period for interest..................  $     741,575
                                                              =============

                See Accompanying Notes to Financial Statements.
                                       27
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE SIX      FOR THE
                                                  MONTHS ENDED    YEAR ENDED
                                                  MAY 31, 2002   NOVEMBER 30,
                                                  (UNAUDITED)        2001
                                                  ------------   ------------
OPERATIONS:
  Net investment income.........................  $ 5,116,043    $ 10,138,885
  Net realized loss on investments..............   (9,644,274)    (28,648,512)
  Net realized gain on call options written.....    1,435,385       6,740,135
  Change in net unrealized depreciation on
    investments and options.....................    6,682,592      22,056,666
                                                  ------------   ------------
Net increase in net assets resulting from
  operations....................................    3,589,746      10,287,174
                                                  ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income.........................   (4,919,256)    (10,175,121)
  Distributions in excess of net investment
    income......................................   (4,912,393)             --
  Tax return of capital.........................           --      (9,222,550)
                                                  ------------   ------------
Net decrease in net assets resulting from
  dividends and distributions...................   (9,831,649)    (19,397,671)
                                                  ------------   ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
  issuance of Common Stock transactions.........    1,332,080       2,780,356
                                                  ------------   ------------
Net increase in net assets resulting from
  Common Stock transactions.....................    1,332,080       2,780,356
                                                  ------------   ------------
Total decrease in net assets....................   (4,909,823)     (6,330,141)
                                                  ------------   ------------
NET ASSETS
  Beginning of period...........................  154,138,580     160,468,721
                                                  ------------   ------------
  End of period.................................  $149,228,757   $154,138,580
                                                  ============   ============

                See Accompanying Notes to Financial Statements.
                                       28
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

FINANCIAL HIGHLIGHTS

                                               FOR THE SIX
                                               MONTHS ENDED          FOR THE YEAR ENDED
                                                 MAY 31,                NOVEMBER 30,
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE     2002 (1)     --------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE  (UNAUDITED)       2001        2000       1999
FINANCIAL STATEMENTS                           ------------   ----------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD........     $   9.76      $  10.33    $  12.54   $  14.17
                                                 --------      --------    --------   --------
INCOME GAIN (LOSS) FROM INVESTMENT
 OPERATIONS:
 Net investment income (2)..................         0.32          0.65        0.80       0.88
 Net realized and unrealized gain (loss) on
   investment transactions..................        (0.09)         0.02       (1.77)     (1.27)
                                                 --------      --------    --------   --------
   Total from investment operations.........         0.23          0.67       (0.97)     (0.39)
                                                 --------      --------    --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.......        (0.31)        (0.65)      (0.80)     (0.86)
 Distributions in excess of net investment
   income...................................        (0.31)           --          --         --
 Distributions from realized short-term
   gains....................................           --            --          --      (0.03)
 Tax return of capital......................           --         (0.59)      (0.44)     (0.35)
                                                 --------      --------    --------   --------
   Total dividends and distributions........        (0.62)        (1.24)      (1.24)     (1.24)
                                                 --------      --------    --------   --------
NET ASSET VALUE, END OF PERIOD..............     $   9.37      $   9.76    $  10.33   $  12.54
                                                 ========      ========    ========   ========
MARKET VALUE, END OF PERIOD.................     $  11.89      $  10.55    $   9.56   $  10.50
                                                 ========      ========    ========   ========
TOTAL RETURN BASED ON: (3)
 Net asset value............................         1.73%         6.15%      (7.72)%    (2.47)%
                                                 ========      ========    ========   ========
 Market value...............................        19.50%        23.95%       2.02%    (18.44)%
                                                 ========      ========    ========   ========
RATIOS AND SUPPLEMENTAL DATA: (4)
 Net assets, end of period (000 omitted)....     $149,229      $154,139    $160,469   $194,859
                                                 ========      ========    ========   ========
 Total expenses.............................         1.97%(6)      2.62%       3.76%      2.03%
 Total operating expenses (5)...............         1.39%(6)      1.36%       1.66%      1.35%
 Commercial paper expenses..................         0.58%(6)      1.26%       2.10%      0.68%
 Net investment income......................         4.82%(6)      4.51%       6.51%      6.51%
 Portfolio turnover.........................           54%          132%        161%       119%
LEVERAGE ANALYSIS:
 Aggregate amount outstanding at end of
   period (000 omitted).....................     $ 60,000      $ 60,000    $ 60,000   $ 60,000
 Average daily balance of amortized cost of
   commercial paper outstanding (000
   omitted).................................     $ 59,799      $ 59,690    $ 59,579   $ 59,689
 Asset coverage per $1,000 at end of
   period...................................     $  3,533      $  3,703    $  3,743   $  4,378

---------------
*  Commencement of operations.
+ Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.
(1) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount and amortizes premium on fixed income securities for financial purposes. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by less than $0.005, increase net realized and unrealized losses on investments and options per share by less than $0.005 and increase the ratio of net investment income from 4.77% to 4.82%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change.
(2) Based on average shares outstanding.
(3) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(4) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(5) Exclusive of commercial paper expenses.
(6) Annualized.

                See Accompanying Notes to Financial Statements.
                                       29
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                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                FOR THE
                                                              PERIOD FROM
                                                                JUNE 29,
                                                                1998* TO
                                                              NOVEMBER 30,
                                                                  1998
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  14.96+
                                                                --------
INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (2)..................................        0.40
 Net realized and unrealized gain (loss) on investment
   transactions.............................................       (0.78)
                                                                --------
   Total from investment operations.........................       (0.38)
                                                                --------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.......................       (0.41)
 Distributions in excess of net investment income...........          --
 Distributions from realized short-term gains...............          --
 Tax return of capital......................................          --
                                                                --------
   Total dividends and distributions........................       (0.41)
                                                                --------
NET ASSET VALUE, END OF PERIOD..............................    $  14.17
                                                                ========
MARKET VALUE, END OF PERIOD.................................    $  14.19
                                                                ========
TOTAL RETURN BASED ON: (3)
 Net asset value............................................       (2.48)%
                                                                ========
 Market value...............................................       (2.62)%
                                                                ========
RATIOS AND SUPPLEMENTAL DATA: (4)
 Net assets, end of period (000 omitted)....................    $219,152
                                                                ========
 Total expenses.............................................        1.32%(6)
 Total operating expenses (5)...............................        1.32%(6)
 Commercial paper expenses..................................         N/A
 Net investment income......................................        6.99%(6)
 Portfolio turnover.........................................          27%
LEVERAGE ANALYSIS:
 Aggregate amount outstanding at end of period (000
   omitted).................................................         N/A
 Average daily balance of amortized cost of commercial paper
   outstanding (000 omitted)................................         N/A
 Asset coverage per $1,000 at end of period.................         N/A

---------------
*  Commencement of operations.
+ Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.
(1) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount and amortizes premium on fixed income securities for financial purposes. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by less than $0.005, increase net realized and unrealized losses on investments and options per share by less than $0.005 and increase the ratio of net investment income from 4.77% to 4.82%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change.
(2) Based on average shares outstanding.
(3) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(4) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(5) Exclusive of commercial paper expenses.
(6) Annualized.

                See Accompanying Notes to Financial Statements.
                                       30
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                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

PORTFOLIO VALUATION: Portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price as of the close of regular trading on the New York Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at PFPC Trust Company, the Fund's custodian, and is classified as a cash equivalent. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the portfolio is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund as writer of

                                       31
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

an option has no control over whether the underlying securities may be sold
(call) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

FEDERAL INCOME TAXES: It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year will exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to-time.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight line method.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes discount and amortizes premium on securities using the effective interest method.

NEW ACCOUNTING POLICIES: As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount and amortizing premium on fixed income securities for financial reporting. Prior to December 1, 2001, the Fund did not accrete market discount and amortize premium on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $47,320 increase in cost of

                                       32
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

securities and a corresponding $47,320 increase in net unrealized depreciation based on securities held by the Trust on December 1, 2001.

The effect of this change for the six months ended May 31, 2002, was to increase net investment income by $50,263; increase net unrealized depreciation by $29,413, and increase net realized losses by $20,850. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. Effective July 1, 2002, the Manager is reducing the investment management fee from 0.95% to 0.85%.

The Fund has entered into an administration agreement with Princeton Administrators, L.P. (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500. Effective July 1, 2002, the Administrator is reducing the administrative fee from 0.15% to 0.125%.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director who is not an "affiliated person" as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended.

For the six months ended May 31, 2002, the Fund incurred fees, of which $32,444 has been expensed, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the six months ended May 31, 2002, purchases and sales of investments, excluding short-term investments, totaled $111,478,178 and $112,997,755, respectively.

                                       33
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

At May 31, 2002, the cost and unrealized appreciation/depreciation of investments for federal income tax purposes was as follows:

Cost of investments.........................................    $208,684,690
                                                                ============
Gross unrealized appreciation...............................    $ 10,483,773
Gross unrealized depreciation...............................     (15,153,244)
                                                                ------------
Net unrealized depreciation.................................    $ (4,669,471)
                                                                ============

The following table summarizes the Fund's call options written for the six months ended May 31, 2002.

                                                   NUMBER OF
                                                   CONTRACTS        PREMIUMS
                                                   ---------       -----------
Options outstanding November 30, 2001..........       5,070        $   643,668
Options written................................      25,340          3,032,745
Options expired................................      (8,210)          (952,961)
Options exercised..............................      (4,450)          (670,235)
Options closed.................................     (11,480)        (1,104,013)
                                                    -------        -----------
Options outstanding May 31, 2002...............       6,270        $   949,204
                                                    =======        ===========

NOTE 4. COMMERCIAL PAPER

As of May 31, 2002, $60,000,000 of commercial paper was outstanding with an amortized cost of $59,767,100. The average discount rate of commercial paper outstanding at May 31, 2002 was 2.17%. The average daily balance of commercial paper outstanding for the six months ended May 31, 2002 was $59,799,402 at a weighted average discount rate of 2.42%. The maximum amount of commercial paper outstanding at any time during the six months ended was $60,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the six months ended May 31, 2002, there were no borrowings under this arrangement.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 15,924,214 shares of common stock outstanding at May 31, 2002, the Manager owned 10,088 shares.

For the six months ended May 31, 2002 and the year ended November 30, 2001 the Fund issued 126,652 and 260,491 shares respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these

                                       34
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. SUBSEQUENT EVENT

The Board of Directors of the Fund declared the following dividends:

DECLARATION DATE     EX-DATE      RECORD DATE     PAYABLE DATE    DIVIDEND RATE
----------------  -------------  -------------   --------------   -------------
  June 3, 2002    June 14, 2002  June 18, 2002   June 28, 2002       $0.0833
  July 1, 2002    July 17, 2002  July 19, 2002   July 31, 2002       $0.0833

NOTE 8. CAPITAL LOSS CARRYFORWARDS

The following summarizes the capital loss carryforwards as of November 30, 2001. This capital loss carryforward is available to offset future gains.

EXPIRING IN FISCAL YEAR    AMOUNT
-----------------------  -----------
         2007            $ 8,880,255
         2008            $ 9,509,213
         2009            $25,913,206

Under the current tax law, capital and currency losses realized after October 31, 2001 are deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended November 30, 2001, the Fund elected to defer capital losses occurring between November 1, 2001 and November 30, 2001 in the amount of $3,148,870.

                                       35
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market

                                       36
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value.

                                       37
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                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

EFFECTS OF LEVERAGE

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through May 31, 2002, interest paid on the commercial paper ranged from 1.95% to 6.75%. As of May 31, 2002, the Fund had $30 million outstanding at 1.98% per annum maturing on June 3, 2002, and $30 million at 2.36% per annum maturing on October 1, 2002. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.64% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

--------------------------------------------------------------------------------------------
 Assumed return on portfolio
  (net of expenses)               - 10.00%     - 5.00%      0.00%       5.00%      10.00%
--------------------------------------------------------------------------------------------
 Corresponding return to common
  stockholder                     - 14.90%     - 7.90%      - 90%       6.10%      13.10%
--------------------------------------------------------------------------------------------

Assumes $160 million assets attributable to common shareholders; $60 million aggregate leverage with an average interest rate of 2.25%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

                                       38
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of Shareholders of the Chartwell Dividend and Income Fund, Inc. was held on April 24, 2002 at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware. The description of each proposal and number of shares voted at the meeting are as follows:

------------------------------------------------------------------------------------------
                                               VOTES FOR    VOTES AGAINST   VOTES WITHHELD
------------------------------------------------------------------------------------------
1 To elect the following
  director to serve as
  Class I director for a
  one-year term expiring
  in 2003:                  C. Warren Ormerod  15,338,679         --           268,749
------------------------------------------------------------------------------------------
                                               VOTES FOR    VOTES AGAINST   VOTES WITHHELD
------------------------------------------------------------------------------------------
2 To elect the following
  directors to serve as
  Class III directors for
  a three-year term
  expiring in 2005:         George W. Grosz    15,339,529         --           267,899
                            Winthrop S.        15,338,679         --           268,749
                            Jessup
------------------------------------------------------------------------------------------

Directors whose term of office continues beyond this meeting are Kenneth F. Herlihy, Kevin A. Melich and Bernard P. Schaffer.

                                       39
                                    -------
                                   CHARTWELL

                      [This page intentionally left blank]

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2002

DIRECTORS

Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
Kevin A. Melich
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS

Winthrop S. Jessup, President
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Leslie M. Varrelman, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER

Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 330
Berwyn, PA 19312

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

CUSTODIAN

PFPC Trust Company
Eastwick Center
800 Tinicum Blvd.
Philadelphia, PA 19153

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

The accompanying financial statements as of May 31, 2001 were not audited and accordingly, no opinion is expressed on them.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.